DIREXION FUNDS

Supplement dated August 31, 2012
to the Prospectuses and Statements of Additional Information (“SAI”)
dated December 29, 2011 and February 1, 2012, as supplemented May 31, 2012; and to the Prospectus and SAI dated August 29, 2012

The Board of Trustees of the Direxion Funds (“Trust”) has appointed Angela Brickl, the Secretary of the Trust, to also serve as the Chief Compliance Officer (“CCO”) of the Trust.  Effective September 1, 2012, Ms. Brickl will replace Christopher Lewis as CCO of the Trust.  All references to the Trust’s CCO appearing in the Trust’s Prospectuses and SAIs are hereby revised to reflect this change.

For more information, please contact the Funds at (866) 851-0511.

Please retain this Supplement with the Prospectuses and SAIs.